Filed pursuant to Rule 497(e)

File No. 333-178548

HMS Income Fund, Inc.

Supplement dated June 28, 2012

to

Prospectus dated June 11, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated June 11, 2012 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

This supplement amends the Prospectus as follows:

ESCROW AGREEMENT

On May 17, 2012, the Company and its dealer manager entered into an escrow agreement with UMB Bank, N.A., or the Escrow Agent. Pursuant to the terms of this escrow agreement, the Company has established an interest-bearing account with the Escrow Agent into which funds received from subscribers for the Company’s common stock will be deposited. Funds placed into the escrow account will be held for our subscribers’ benefit, pending release to the Company at the next scheduled semi-monthly closing. The references to “segregated account” in the Prospectus shall now refer to the escrow account established with the Escrow Agent.

PROSPECTUS SUMMARY

The third bulleted risk factor in the prospectus summary found on page 4 of the Prospectus is hereby amended to read as follows:

•

The amount of distributions that we pay is uncertain. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established any limit on the amount of funds we may use from net offering proceeds or borrowings to make distributions. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you for U.S. federal income tax purposes.

The following sentence is hereby added to the end of the paragraph within the section entitled “Distributions” in the prospectus summary found on page 17 of the Prospectus:

We may fund our cash distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee waivers from HMS Adviser LP and Main Street Capital Partners, LLC.

RISK FACTORS

The third risk factor found on page 32 of the Prospectus is hereby replaced with the following:

The amount of our distributions to our stockholders is uncertain. Portions of the distributions that we pay may represent a return of capital to you for U.S. federal income tax purposes which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first full calendar month after the month in which we hold our initial closing. We will pay these distributions to our stockholders out of assets legally available for distribution. We may fund our cash distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee waivers from HMS Adviser LP and Main Street Capital Partners, LLC. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of distributions or year-to-year increases in distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. We may pay all or a substantial portion of our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in debt and equity interests of portfolio companies. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all.

The second paragraph within the risk factor entitled “If we internalize our management functions, your interest in us could be diluted and we could incur other significant costs and face other significant risks associated with being self-managed.” found on page 34 of the Prospectus is replaced with the following:

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Advisers under the Investment Advisory Agreement and Sub-Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by our Advisers or their affiliates. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to our Advisers, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances. In recent years, management internalization transactions have been the subject of stockholder litigation. Stockholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

ESTIMATED USE OF PROCEEDS

The following sentence is hereby added to the end of the fourth paragraph within the section entitled “Use of Proceeds” found on page 53 of the Prospectus:

We may fund our cash distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee waivers from HMS Adviser LP and Main Street Capital Partners, LLC.

DISTRIBUTIONS

The second paragraph within the section entitled “Distributions” found on page 55 of the Prospectus is hereby replaced with the following:

From time to time, but not less than quarterly, we will review our operating results, taxable income and cash flows to determine whether distributions to our stockholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). We may fund our cash distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee waivers from HMS Adviser LP and Main Street Capital Partners, LLC. There can be no assurance that we will be able to sustain distributions at any particular level.

MANAGEMENT

The biography for Vincent D. Foster found on page 88 of the Prospectus is hereby replaced with the following:

Vincent D. Foster. Mr. Foster has served as the chairman of Main Street’s board of directors, chief executive officer, as a member of Main Street’s investment committee since July 2007 and as a member of Main Street’s credit committee since October 2011. Mr. Foster is also a manager and a senior managing director of the Sub-Adviser. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and Team, Inc. (NASDAQ: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until August 2010 and Carriage Services, Inc. (NYSE: CSV) from 1999 to November 2011. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to June 2011. Following his graduation from Michigan State University, Mr. Foster, a C.P.A., had a 19-year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. Mr. Foster received his J.D. from Wayne State University Law School and also attended the University of Houston Law Center. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our board of directors because of his intimate knowledge of BDCs gained through his day-to-day leadership as chief executive officer of Main Street, along with his comprehensive experience on other public boards of directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

The title and text of the section entitled “Custodian, Transfer and Distribution Paying Agent and Registrar” found on page 150 of the Prospectus is hereby replaced with the following:

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR, AND

ESCROW AGENT

Our securities are held under a custody agreement by Amegy Bank National Association, whose address is 1221 McKinney Street, Houston, TX 77010. DST Systems Inc. acts as our transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of DST Systems Inc. is 333 W. 11th St. Kansas City, MO 64105. UMB Bank, N.A. is our escrow agent. The principal business address of our escrow agent is 1010 Grand Blvd, 4th Floor, Kansas City, Missouri 64106 and our escrow agent’s telephone number is 816-860-3017.